HENNESSY BALANCED
                                      FUND
                                   ----------

                                 ANNUAL REPORT
                                 JUNE 30, 1998

                             (Hennessy Funds logo)
                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                              Email: ejhmo@aol.com
                                 Symbol: HBFBX

                                                                     August 1998
Dear Shareholders:

There are now over 8,000 mutual fund companies that an investor may select from, and we would like to take this opportunity to thank you for choosing the Hennessy Balanced Fund.

In last year's annual report, I stated that it's not what you make on the upside, it's what you protect on the downside. This philosophy has proven true during several volatile swings in the financial markets. The period from July to December 1997 saw the Dow Jones Industrial Average move up and down and even fall 554.36 points on October 27, 1997 to record its first 10.0% drop in seven years. During the large drops in October, when the Dow recorded an almost 8.0% loss, our Fund fell only 0.8%. (A less than 1.0% drop including all expenses.) The financial markets also saw volatile times during the first weeks of 1998 as the Market dropped close to 2.0% while the Balanced Fund only fell 0.4%.

Two interesting developments occurred just prior to the fund's fiscal year end. General Motors Corporation, one of our largest holdings, was faced with the financial repercussions of an Auto Workers' strike. General Motors stock price declined 11.4% in June alone. The second occurrence added insult to injury as another of our large holdings, AT&T Corporation, announced its intention to acquire Tele-Communications, Inc. (a cable and telecommunications company) for approximately $48 billion and then subsequently saw its own stock drop in value by almost 12.6%. Despite these drops in share price, we are maintaining our investment objective: Hennessy Balanced Fund returned 8.8% from July 1, 1997 to June 30, 1998. The fund is seeing some good returns, with less risk, as the fixed income portion of our BALANCED portfolio stabilizes the volatile swings in the stock market.

As our fund grows-up (we will celebrate our 3rd anniversary in March) we recognize that our model is working, and that with the "Dogs of the Dow" strategy, you are not "barking up the wrong tree."

Thank you again for making the Hennessy Balanced Fund part of your investment portfolio.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

                                                                             Merrill Lynch
                               Hennessy                Dow Jones                One Year             Standard & Poor's
   date                     Balanced Fund          Industrial Average     Treasury Bill Index         500 Stock Index
    3/8/96 * <F1>              $10,000                  $10,000                 $10,000                  $10,000
   3/31/96                     $10,020                   $9,937                 $10,010                   $9,911
   4/30/96                     $10,010                   $9,910                 $10,045                  $10,057
   5/31/96                     $10,180                  $10,077                 $10,081                  $10,317
   6/30/96                     $10,180                  $10,111                 $10,134                  $10,356
   7/31/96                     $10,130                   $9,897                 $10,173                   $9,899
   8/31/96                     $10,210                  $10,087                 $10,221                  $10,107
   9/30/96                     $10,407                  $10,583                 $10,291                  $10,676
  10/31/96                     $10,680                  $10,856                 $10,366                  $10,971
  11/30/96                     $11,004                  $11,779                 $10,417                  $11,800
  12/31/96                     $11,026                  $11,667                 $10,453                  $11,566
   1/31/97                     $11,341                  $12,332                 $10,504                  $12,289
   2/28/97                     $11,433                  $12,486                 $10,543                  $12,385
   3/31/97                     $11,297                  $11,972                 $10,569                  $11,876
   4/30/97                     $11,440                  $12,754                 $10,632                  $12,585
   5/31/97                     $11,798                  $13,375                 $10,698                  $13,352
   6/30/97                     $11,985                  $14,014                 $10,761                  $13,950
   7/31/97                     $12,304                  $15,029                 $10,838                  $15,060
   8/31/97                     $12,129                  $13,966                 $10,872                  $14,216
   9/30/97                     $12,421                  $14,576                 $10,930                  $14,995
  10/31/97                     $12,204                  $13,660                 $10,990                  $14,494
  11/30/97                     $12,462                  $14,398                 $11,022                  $15,165
  12/31/97                     $12,462                  $14,576                 $11,075                  $15,425
   1/31/98                     $12,357                  $14,577                 $11,147                  $15,596
   2/28/98                     $12,789                  $15,797                 $11,175                  $16,721
   3/31/98                     $13,068                  $16,287                 $11,232                  $17,577
   4/30/98                     $13,174                  $16,783                 $11,285                  $17,754
   5/31/98                     $13,142                  $16,519                 $11,330                  $17,449
   6/30/98                     $13,040                  $16,637                 $11,385                  $18,157

* <F1> inception date

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                      AVERAGE ANNUAL RATE OF RETURN(%)
                        FOR YEAR ENDED JUNE 30, 1998
                   -------------------------------------

                                                               SINCE INCEPTION
                                                  1 YEAR            3/8/96
                                                  ------        --------------
   Hennessy Balanced Fund                            8.80%          12.14%
   Dow Jones Industrial Average                     18.71%          24.59%
   Merrill Lynch One Year Treasury Bill Index        5.80%           5.76%
   Standard & Poor's 500 Stock Index                30.16%          29.39%


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS:
   Investments, at value (cost $21,536,258)                    $23,486,160
   Income receivable                                                44,738
   Organization costs, net of accumulated amortization              20,810
   Other assets                                                     19,048
                                                               ------------
      Total Assets                                              23,570,756
                                                               -----------

LIABILITIES:
   Accrued expenses and other payables                              58,527
   Due to Adviser                                                   16,263
                                                               ------------
      Total Liabilities                                             74,790
                                                               ------------
NET ASSETS                                                     $23,495,966
                                                               ------------
                                                               ------------
NET ASSETS CONSIST OF:
   Capital stock                                               $20,848,875
   Accumulated undistributed net investment income                   2,564
   Accumulated undistributed net realized gains on investments     694,625
   Unrealized net appreciation on investments                    1,949,902
                                                               ------------
      Total Net Assets                                         $23,495,966
                                                               ------------
                                                               ------------
   Shares outstanding (100,000,000 shares
     authorized, $.0001 par value)                               1,921,889
   Net asset value per share                                   $     12.23
                                                               ------------
                                                               ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 1998
INVESTMENT INCOME:
   Dividend income                                             $   280,420
   Interest income                                                 591,158
                                                               ------------
      Total investment income                                      871,578
                                                               ------------
EXPENSES:
   Investment advisory fees                                        181,174
   Administration fees                                              32,474
   Shareholder servicing and accounting costs                       55,286
   Distribution fees                                               159,859
   Custody fees                                                      7,950
   Federal and state registration fees                              30,193
   Professional fees                                                20,811
   Reports to shareholders                                           5,185
   Amortization of organization costs                                7,753
   Directors' fees and expenses                                      3,044
   Other                                                             6,165
                                                               ------------
   Total expenses before waiver                                    509,894
   Less:  Waiver of expenses by Adviser                           (159,859)
                                                               ------------
      Net expenses                                                 350,035
                                                               ------------
NET INVESTMENT INCOME                                              521,543
                                                               ------------
REALIZED AND UNREALIZED GAINS:
   Net realized gains on investments                               834,648
   Change in unrealized appreciation on investments                374,793
                                                               ------------
      Net gain on investments                                    1,209,441
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,730,984
                                                               ------------
                                                               ------------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended                 Year Ended
                                                                        June 30, 1998              June 30, 1997
                                                                       --------------             ---------------
OPERATIONS:
          Net investment income                                         $     521,543            $     286,472
          Net realized gains on investments                                   834,648                  154,641
          Change in unrealized appreciation on investments                    374,793                1,523,400
                                                                        -------------            -------------
          Net increase in net assets resulting from operations              1,730,984                1,964,513
                                                                        -------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS:
          From net investment income                                         (519,980)                (324,932)
          From net realized gains                                            (294,580)                      --
                                                                        -------------            -------------
                                                                             (814,560)                (324,932)
                                                                        -------------            -------------
CAPITAL SHARE TRANSACTIONS:
          Proceeds from shares subscribed                                   6,284,327               10,583,276
          Shares issued to holders in reinvestment of dividends               883,883                  225,392
          Cost of shares redeemed                                          (2,227,392)              (1,675,444)
                                                                        -------------            -------------
          Net increase in net assets resulting from
             capital share transactions                                     4,940,818                9,133,224
                                                                        -------------            -------------
TOTAL INCREASE IN NET ASSETS                                                5,857,242               10,772,805
NET ASSETS:
          Beginning of period                                              17,638,724                6,865,919
                                                                        -------------            -------------
          End of period (including undistributed net investment
           income of $2,564 and $1,001, respectively)                     $23,495,966              $17,638,724
                                                                        -------------            -------------
                                                                        -------------            -------------
CHANGES IN SHARES OUTSTANDING:
          Shares sold                                                         520,307                  966,462
          Shares issued to holders as reinvestment of dividends                73,694                   21,090
          Shares redeemed                                                    (183,622)                (150,483)
                                                                        -------------            -------------
          Net increase                                                        410,379                  837,069
                                                                        -------------            -------------
                                                                        -------------            -------------


                     See notes to the financial statements.


FINANCIAL HIGHLIGHTS
                                                                                                           March 8, 1996(1)
                                                                                                                       <F2>
                                                                       Year ended           Year ended           through
                                                                      June 30, 1998        June 30, 1997      June 30, 1996
                                                                     --------------       --------------     --------------
PER SHARE DATA:
   Net asset value, beginning of period                                  $11.67               $10.18             $10.00
   Income from investment operations:
   Net investment income                                                   0.29                 0.23               0.06
   Net realized and unrealized gains on securities                         0.73                 1.55               0.12
                                                                        -------              -------            -------
           Total from investment operations                                1.02                 1.78               0.18
   Less Distributions:
     Dividends from net investment income                                 (0.29)               (0.29)                --
     Dividends from realized capital gains                                (0.17)                   --                --
                                                                        -------              -------            -------
           Total distributions                                            (0.46)               (0.29)                --
                                                                        -------              -------            -------
   Net asset value, end of period                                        $12.23               $11.67             $10.18
                                                                        -------              -------            -------
                                                                        -------              -------            -------
TOTAL RETURN                                                              8.80%               17.70%              1.80% (2)<F3>
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                              $23,496              $17,639            $ 6,866
   Ratio of net expenses to average net assets:
     Before expense reimbursement                                         2.39%                2.48%              4.04% (3)<F4>
     After expense reimbursement                                          1.64%                1.90%              1.90% (3)<F4>
   Ratio of net investment income (loss) to average net assets:
     Before expense reimbursement                                         1.69%                1.84%              0.85% (3)<F4>

     After expense reimbursement                                          2.44%                2.41%              2.99% (3)<F4>
   Portfolio turnover rate                                               23.24%               20.01%                 -- (4)<F5>

(1)<F2>   Commencement of operations.
(2)<F3>   Not annualized.
(3)<F4>   Annualized.
(4)<F5>   For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
June 30, 1998

 Number
of Shares                                                         Value
----------                                                        ------
           COMMON STOCKS -- 44.3%
           AUTOMOBILES & TRUCKS -- 4.4%
   15,400  General Motors Corporation                          $  1,028,912
                                                               ------------
           BANK & BANK HOLDING COMPANY -- 4.1%
    8,300  J.P. Morgan and Co. Incorporated                         972,138
                                                               ------------
           CAPITAL GOODS -- 1.2%
    5,425  Caterpillar, Inc.                                        286,847
                                                               ------------
           CHEMICALS -- 3.9%
    9,975  E. I. du Pont de Nemours and Company                     744,384
    3,150  Union Carbide Corporation                                168,131
                                                               ------------
                                                                    912,515
                                                               ------------
           CONSUMER DURABLES -- 4.8%
   15,475  Eastman Kodak Company                                  1,130,642
                                                               ------------
           DRUGS -- 0.8%
    1,325  Merck & Company, Inc.                                    177,219
                                                               ------------
           ENERGY -- 9.1%
   12,575  Chevron Corporation                                    1,044,511
   15,475  Exxon Corporation                                      1,103,561
                                                               ------------
                                                                  2,148,072
                                                               ------------
           FOOD, BEVERAGE & TOBACCO -- 4.2%
   24,850  Philip Morris Companies, Inc.                            978,469
                                                               ------------
           MANUFACTURING -- 3.9%
   11,050  Minnesota Mining and Manufacturing Company               908,172
                                                               ------------
           PAPER & FOREST PRODUCTS -- 2.8%
   15,550  International Paper Company                              668,650
                                                               ------------
           RETAIL -- 0.1%
      575  Sears, Roebuck and Co.                                    35,111
                                                               ------------
           RUBBER & TIRES -- 0.2%
      650  Goodyear Tire & Rubber Company                            41,884
                                                               ------------
           TECHNOLOGY -- 0.1%
      353  Raytheon Company - Class A                                20,342
                                                               ------------
           TELECOMMUNICATIONS -- 4.7%
   19,275  AT&T Corporation                                       1,101,084
                                                               ------------
           TOTAL COMMON STOCKS (COST $8,705,420)                 10,410,057
                                                               ------------
           SHORT-TERM INVESTMENTS -- 55.7%
           U.S. GOVERNMENT -- 41.0%
           U.S. Treasury Bills:
$ 290,000  5.16%, 7/23/98                                           289,098
  738,000  5.22%, 8/20/98                                           732,723
  946,000  5.00%, 9/17/98                                           935,895
  605,000  5.08%, 10/15/98                                          596,075
  264,000  5.10%, 11/12/98                                          259,057
  419,000  5.14%, 12/10/98                                          409,440
  658,000  5.15%, 2/04/99                                           637,759
1,235,000  5.16%, 3/04/99                                         1,192,044
2,152,000  5.17%, 4/01/99                                         2,068,465
1,524,000  5.18%, 4/29/99                                         1,458,670
1,103,000  5.19%, 5/27/99                                         1,051,233
                                                               ------------
                                                                  9,630,459
                                                               ------------
           VARIABLE RATE DEMAND NOTES -- 14.7%
  866,993  General Mills, Inc., 5.27%                               866,993
  909,827  Pitney Bowes, Inc., 5.27%                                909,827
  760,930  American Family, 5.27%                                   760,930
  907,894  Johnson Controls, Inc., 5.27%                            907,894
                                                               ------------
                                                                  3,445,644
                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS (COST $12,830,838)       13,076,103
                                                               ------------
           TOTAL INVESTMENTS -- 100.0% (COST $21,536,258)        23,486,160
                                                               ------------
           Other Assets, less Liabilities -- 0.0%                     9,806
                                                               ------------
           NET ASSETS -- 100.0%                                 $23,495,966
                                                               ------------
                                                               ------------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 1998

1).  ORGANIZATION

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund (the "Fund") was organized as a Maryland corporation on January 11, 1996. The Fund is an open-end, non-diversified company registered under the Investment Company Act of 1940, as amended. The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

  Between the date of organization and the commencement of investment operations on March 8, 1996, the Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced investment operations.

2).  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes.

c). Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Security Transactions and Income -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  INVESTMENT TRANSACTIONS

  The aggregate purchases and sales, excluding short-term investments, for the Fund, for the year ended June 30, 1998, were $2,840,453 and $2,393,648, respectively.

  At June 30, 1998, gross unrealized appreciation and depreciation on investments for federal income tax purposes was as follows:

        Appreciation                                   $2,082,012
        (Depreciation)                                   (135,859)
                                                       ----------
        Net unrealized appreciation
          on investments                               $1,946,153
                                                       ----------
                                                       ----------

  At June 30, 1998, the cost of investments for federal income tax purposes was $21,540,007.

4).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Hennessy Funds, Inc. -- Hennessy Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Adviser"). The Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Fund's investment adviser.
The general partner of the Adviser is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Edward J. Hennessy received commissions of $5,009 for transactions related to the purchase and sales of securities held by the Fund for the year ending June 30, 1998. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

  Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.85% of the Fund's average daily net assets.

  The Fund has adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.75% of the Fund's average daily net assets. The Fund limited 12b-1 fees paid during the fiscal year ending June 30, 1998, to 0.25% of the Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

  The Adviser has voluntarily agreed to waive its investment advisory fee to the extent necessary to ensure that combined investment advisory fees and 12b-1 fees do not exceed 0.85% (0.60% investment advisory fee and 0.25% 12b-1 fees) of the Fund's average net assets. The Adviser will not seek reimbursement for any waived investment advisory fee or 12b-1 fees for the year ended June 30, 1998.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, dividend disbursing agent, administrator and accounting services agent for the Fund.

INDEPENDENT AUDITORS' REPORT

The Shareholder and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Hennessy Balanced Fund (the "Fund"), including the schedule of investments, as of June 30, 1998, and the related statement of operations for the year then ended, statements of changes in net assets for the two year period then ended and financial highlights for the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 1998 and the results of its operations, changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                                        KPMG PEAT MARWICK LLP

Milwaukee, Wisconsin
July 16, 1998

INVESTMENT ADVISER
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT, SHAREHOLDER
SERVICING AGENT &CUSTODIAN
   Firstar Trust Company
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   777 East Wisconsin Avenue
   Milwaukee, WI 53202